BRINSON SERIES
TRUST

HIGH GRADE
FIXED INCOME
PORTFOLIO

JUNE 30, 2001

SEMIANNUAL REPORT

BRINSON SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO        SEMIANNUAL REPORT

                                                                 August 15, 2001

Dear Contract Owner,

We present you with the semiannual report for Brinson Series Trust--High Grade Fixed Income Portfolio for the six months ended June 30, 2001.

MARKET REVIEW

[GRAPHIC]

Despite a series of interest rate reductions, the six months ended June 30, 2001 was marked by a severe slowdown in gross domestic product (GDP), a capital spending slump among businesses, a sharp rise in new monthly unemployment claims and new expectations for corporate earnings.

The Federal Reserve (the "Fed") first cut the Fed Funds rate by 50 basis points (one basis point equals 1/100th of one percent) in a surprise out-of-meeting move in early January, followed by another 50 basis points cut at the end of January. By period-end, the Fed had decreased the Fed Funds rate six times by a total of 2.75%, lowering the rate to 3.75%.

Although the Fed remained committed to economic reinvigoration, the economy barely grew during the period as the GDP registered a 0.7% increase during the second quarter after it grew only 1.3% during the first three months. The second quarter figure was the lowest since the first quarter of 1993. Business was responsible for much of this sluggishness, as the corporate sector recorded a 13.6% reduction in capital spending during the second quarter, marking two consecutive declines in this figure for the first time since 1991.

PORTFOLIO REVIEW

AVERAGE ANNUAL TOTAL RETURNS, PERIOD ENDED 6/30/01

                                             6 MONTHS     1 YEAR     5 YEARS    INCEPTION*
HIGH GRADE FIXED INCOME PORTFOLIO (CLASS H)      1.66%      7.94%       5.07%        3.39%

LB GOVERNMENT BOND INDEX                         2.27      10.33        7.36         6.24

* Inception: since commencement of issuance on November 8, 1993. Index performance is shown as of nearest month end of inception of Class H shares: October 31, 1993.

    The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the ex-dividend dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

PORTFOLIO HIGHLIGHTS

During the six months ended June 30, 2001, the Portfolio underperformed its benchmark. The Portfolio returned 1.66% compared to the Lehman Government Bond Index's return of 2.27%. Our overweight in the corporate sector, which helped Portfolio performance, was slightly offset by losses from the timing of our move to neutral from underweight in the mortgage pass-through sector.

We expect that the non-Treasury sectors of the fixed-income market, particularly corporate bonds, will perform well in this environment of low rates and positively sloped yield curves. Accordingly, we increased the Portfolio's exposure to investment-grade corporate bonds. As a result, the Portfolio now outranks its benchmarks in exposure to such credit-sensitive instruments. We also increased the Portfolio's exposure to mortgage pass-throughs, as they have become more attractive in an environment of declining interest rates and subsiding prepayment risk. The Portfolio is significantly underweighted in Treasury securities.

PORTFOLIO STATISTICS


SECTOR ALLOCATION*                                6/30/01         12/31/00
--------------------------------------------------------------------------------
Mortgages                                           39.5%           27.1%
Corporates                                          29.6            22.9
Treasurys                                           17.8            36.2
Repurchase Agreements                                6.0             3.7
Asset-Backed Securities                              5.8             2.6
International Government Obligations                 4.1             0.0
Collateralized Mortgage Obligations                  1.6             0.6
Agencies                                             0.0             6.9
Liabilities in Excess of Other Assets               -4.4             0.0
--------------------------------------------------------------------------------
Total                                              100.0%          100.0%


PORTFOLIO CHARACTERISTICS*                        6/30/01        12/31/00
--------------------------------------------------------------------------------
Weighted Average Duration                       4.84 yrs.       5.16 yrs.
Weighted Average Life                           8.66 yrs.       9.68 yrs.
Average Quality                                       AA             AAA
Net Assets (mm)                                    $2.12           $2.45
--------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

PROPOSED MERGER ANNOUNCEMENT

The Portfolio's board of trustees has approved the submission to its shareholders of an Agreement and Plan of Acquisition and Termination under which the Portfolio would transfer substantially all of its assets and stated liabilities to U.S. Government/High Grade Securities Portfolio, a series of Alliance Variable Products Series Fund, Inc. ("U.S. Government/High Grade Securities Portfolio"). If the Portfolio's shareholders approve the proposed merger, shareholders will receive like shares of U.S. Government/High Grade Securities Portfolio in exchange for their Portfolio shares and the Portfolio will cease operations. The merger is expected to be a tax-free reorganization, which means that the Portfolio's shareholders will not realize any gain or loss on their receipt of shares in the merger and neither the Portfolio nor the U.S. Government/High Grade Securities Portfolio will realize any gain or loss. Proxy solicitation materials that will be mailed to the Portfolio's shareholders will provide more information about the proposed merger. As of the date hereof, it is expected that these materials will be mailed on or about September 4, 2001. Investors may continue to buy, sell and exchange Portfolio shares as described in the current prospectus prior to the shareholder meeting. If the merger proposal is approved, the Portfolio expects to close to new purchases and exchange purchases approximately five business days prior to the date on which the merger is to be effected.

OUTLOOK

We believe it is unlikely that the Fed will be as active in attempting to jump start the economy as it has been over the course of this reporting period. The economic rebound is likely to be gradual, as corporate overinvestment, weak corporate profitability and high levels of household debt present obstacles to a speedy recovery. Should the economy remain sluggish, we expect the Fed will allow interest rates to stay low into early next year.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/s/ Brian M. Storms

BRIAN M. STORMS
President and
Chief Executive Officer
Brinson Advisors, Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the six months ended June 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

PORTFOLIO OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)


PRINCIPAL
 AMOUNT                                                                            MATURITY              INTEREST
 (000)                                                                              DATES                 RATES            VALUE
--------                                                                     --------------------     --------------     ----------
U.S. GOVERNMENT OBLIGATIONS--17.82%
  $    75     U.S. Treasury Bonds                                            08/15/19 to 02/15/31     5.375 to 8.125%    $   88,911
      290     U.S. Treasury Notes                                            08/15/03 to 02/15/11     4.625 to 5.750        288,353
                                                                                                                         ----------
Total U.S. Government Obligations (cost--$380,349)                                                                          377,264
                                                                                                                         ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--4.13%
       88     GNMA (cost--$88,177)                                           01/15/29 to 03/15/29          6.500             87,545
                                                                                                                         ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--2.62%
       55     FHLMC (cost--$54,967)                                                02/15/04                5.250             55,364
                                                                                                                         ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--32.79%
       60     FNMA                                                                 02/01/31                6.000             57,254
      205     FNMA                                                           08/15/04 to 12/01/29          6.500            206,245
      117     FNMA                                                           04/01/09 to 02/01/15          7.000            120,345
      198     FNMA                                                                 06/01/31                7.500            202,562
      110     FNMA TBA                                                               TBA                   6.500            107,943
                                                                                                                         ----------
Total Federal National Mortgage Association Certificates (cost--$692,824)                                                   694,349
                                                                                                                         ----------

COLLATERALIZED MORTGAGE OBLIGATIONS--1.62%
       20     Bear Stearns Commercial Mortgage Securities, Inc.,
                Series 2001, Class A2                                              04/15/11                6.480             19,693
       15     CS First Boston Mortgage Securities Corp.,
                Series 2001-CK1, Class A3                                          12/16/35                6.380             14,679
                                                                                                                         ----------
Total Collateralized Mortgage Obligations (cost--$35,014)                                                                    34,372
                                                                                                                         ----------

ASSET-BACKED SECURITIES--5.81%
       60     Citibank Credit Card Issuance Trust, Series 2000, Class A3           11/15/09                6.875             62,129
       35     Citibank Credit Card Master Trust I, Series 1997-6, Class A          08/15/06                6.323             29,596
       30     Discover Card Master Trust I, Series 1999-6, Class A                 07/17/07                6.850             31,214
                                                                                                                         ----------
Total Asset-Backed Securities (cost--$121,855)                                                                              122,939
                                                                                                                         ----------
CORPORATE BONDS--29.57%

AUTO & TRUCK--1.17%
       25     DaimlerChrysler NA Holdings Corp.                                    05/15/06                6.400             24,794
                                                                                                                         ----------
BANKS--4.64%
       55     Bank One Corp.                                                 08/01/10 to 10/15/26     7.625 to 7.875         58,475
       25     Great Western Financial Trust II                                     02/01/27                8.206             24,607
        5     J.P. Morgan Chase & Co.                                              02/01/11                6.750              5,007
       10     Standard Chartered Bank                                              05/30/31                8.000             10,158
                                                                                                                         ----------
                                                                                                                             98,247
                                                                                                                         ----------

PRINCIPAL
 AMOUNT                                                                            MATURITY              INTEREST
 (000)                                                                              DATES                 RATES            VALUE
--------                                                                     --------------------     --------------     ----------
CORPORATE BONDS (CONTINUED)

BROKER - DEALER--3.53%
    $  55     Merrill Lynch & Co., Inc.                                            06/15/04                5.350%        $   54,833
       20     Morgan Stanley Dean Witter & Co.                                     04/15/06                6.100             19,983
                                                                                                                         ----------
                                                                                                                             74,816
                                                                                                                         ----------
ENERGY--0.94%
       20     PSEG Energy Holdings, Inc.                                           06/15/11                8.500             19,816
                                                                                                                         ----------
FINANCIAL SERVICES--5.98%
       20     Aristar, Inc.                                                        05/15/11                6.875             19,926
       25     Associates Corp. NA                                                  11/01/03                5.750             25,205
       55     Ford Motor Credit Co.                                                04/28/03                6.125             55,795
       25     Verizon Global Funding Corp.                                         12/01/30                7.750             25,713
                                                                                                                         ----------
                                                                                                                            126,639
                                                                                                                         ----------
MEDIA--3.14%
       25     Time Warner Entertainment Co. LP                                     03/15/23                8.375             27,140
       40     Walt Disney Co.                                                      07/02/04                4.875             39,300
                                                                                                                         ----------
                                                                                                                             66,440
                                                                                                                         ----------
OIL REFINING, DISTRIBUTION--0.50%
       10     Amerada Hess Corp.                                                   10/01/29                7.875             10,569
                                                                                                                         ----------
SPECIALTY RETAIL--1.96%
       40     Wal Mart Stores, Inc.                                                08/10/09                6.875             41,502
                                                                                                                         ----------
TELECOMMUNICATIONS--2.29%
       10     Sprint Capital Corp.                                                 01/30/11                7.625              9,922
       25     U.S. West Capital Funding, Inc.                                      07/15/08                6.375             23,880
       15     WorldCom, Inc.                                                       05/15/31                8.250             14,713
                                                                                                                         ----------
                                                                                                                             48,515
                                                                                                                         ----------
TRANSPORTATION--1.06%
       25     Union Pacific Corp.                                                  02/01/29                6.625             22,448
                                                                                                                         ----------
UTILITIES--1.88%
       15     Keyspan Corp.                                                        11/15/05                7.250             15,700
        5     Progress Energy, Inc.                                                03/01/31                7.750              5,161
        5     TXU Corp.                                                            06/15/06                6.375              4,940
       15     Williams Cos., Inc.                                                  01/15/31                7.500             14,060
                                                                                                                         ----------
                                                                                                                             39,861
                                                                                                                         ----------
YANKEE--2.48%
       25     British Telecommunications PLC                                       12/15/30                8.625             27,264
       25     Tyco International Group SA                                          02/15/06                6.375             25,226
                                                                                                                         ----------
                                                                                                                             52,490
                                                                                                                         ----------
Total Corporate Bonds (cost--$618,513)                                                                                      626,137
                                                                                                                         ----------

PRINCIPAL
 AMOUNT                                                                            MATURITY              INTEREST
 (000)                                                                              DATES                 RATES            VALUE
--------                                                                     --------------------     --------------     ----------
INTERNATIONAL OBLIGATIONS--4.14%
     $ 20     International Bank For Reconstruction & Development                  03/28/06                5.000%        $   19,515
       15     Province of Quebec                                                   09/15/29                7.500             15,882
       15     State of Qatar                                                       06/15/30                9.750             17,100
       35     United Mexican States                                                01/14/11                8.375             35,228
                                                                                                                         ----------
Total International Obligations (cost--$87,836)                                                                              87,725
                                                                                                                         ----------

REPURCHASE AGREEMENT--5.95%
      126     Repurchase agreement dated 06/29/01 with State Street Bank and Trust Co., collateralized by $131,000 U.S. Treasury
                Bills, 0.000% due 12/27/01 (value $128,708); proceeds
                $126,041 (cost--$126,000)                                          07/02/01                3.930            126,000
                                                                                                                         ----------
Total Investments (cost--$2,205,535)--104.45%                                                                             2,211,695

Liabilities in excess of other assets--(4.45)%                                                                              (94,343)
                                                                                                                         ----------
Net Assets--100.00%                                                                                                      $2,117,352
                                                                                                                         ==========

----------
TBA (To Be Assigned)--Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES                    JUNE 30, 2001 (UNAUDITED)

ASSETS
Investments in securities, at value (cost--$2,205,535)                                 $ 2,211,695
Cash                                                                                           122
Receivable for investments sold                                                             58,934
Interest receivable                                                                         23,098
Other assets                                                                                 1,028
                                                                                       -----------
Total assets                                                                             2,294,877
                                                                                       -----------
LIABILITIES
Payable for investments purchased                                                          155,134
Payable to affiliates                                                                          882
Accrued expenses and other liabilities                                                      21,509
                                                                                        ----------
Total liabilities                                                                          177,525
                                                                                       -----------
NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--249,069 shares
   (unlimited amount authorized)                                                         2,370,794
Undistributed net investment income                                                         29,352
Accumulated net realized losses from investment activities                               (288,954)
Net unrealized appreciation of investments                                                   6,160
                                                                                       -----------
Net assets                                                                             $ 2,117,352
                                                                                       ===========
Net asset value, offering price and redemption value per share                         $      8.50
                                                                                       ===========

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                                 FOR THE SIX
                                                                                 MONTHS ENDED
                                                                                JUNE 30, 2001
                                                                                 (UNAUDITED)
                                                                                -------------
INVESTMENT INCOME:
Interest                                                                           $70,212
                                                                                   -------
EXPENSES:
Professional fees                                                                   17,195
Reports and notices to shareholders                                                  9,955
Investment management and administration                                             5,612
Trustees' fees                                                                       3,750
Custody and accounting                                                               1,963
Transfer agency and related services fees                                              750
Other expenses                                                                       1,631
                                                                                   -------
                                                                                    40,856
                                                                                   -------
Net investment income                                                               29,356
                                                                                   -------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains from investment activities                                       65,780
Net change in unrealized appreciation/depreciation of investments                  (55,195)
                                                                                   -------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES                        10,585
                                                                                   -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $39,941
                                                                                   =======

                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS


                                                                             FOR THE SIX
                                                                             MONTHS ENDED        FOR THE
                                                                            JUNE 30, 2001      YEAR ENDED
                                                                             (UNAUDITED)    DECEMBER 31, 2000
                                                                            -------------   -----------------
FROM OPERATIONS:
Net investment income                                                       $   29,356        $  144,011
Net realized gains (losses) from investment activities                          65,780          (176,563)
Net change in unrealized appreciation/depreciation of investments              (55,195)          250,523
                                                                            ----------        ----------
Net increase in net assets resulting from operations                            39,941           217,971
                                                                            ----------        ----------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                                         (145,680)         (284,457)
                                                                            ----------        ----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares                                           170,529           276,208
Cost of shares repurchased                                                    (542,411)       (2,613,292)
Proceeds from dividends reinvested                                             145,680           284,457
                                                                            ----------        ----------
Net decrease in net assets from beneficial interest transactions              (226,202)       (2,052,627)
                                                                            ----------        ----------
Net decrease in net assets                                                    (331,941)       (2,119,113)

NET ASSETS:
Beginning of period                                                          2,449,293         4,568,406
                                                                            ----------        ----------
End of period (including undistributed net investment income
    of $29,352 and $145,676, respectively)                                  $2,117,352        $2,449,293
                                                                            ==========        ==========

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Brinson Series Trust--High Grade Fixed Income Portfolio (the "Portfolio") is a diversified portfolio of Brinson Series Trust (the "Fund"), which is organized under Massachusetts law pursuant to an Amended and Restated Declaration of Trust dated February 11, 1998, as amended, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

      The Fund accounts separately for the assets, liabilities and operations for each portfolio. Expenses directly attributable to each portfolio are charged to that portfolio's operations; expenses which are applicable to all portfolios are allocated among them on a pro rata basis.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors," formerly known as Mitchell Hutchins Asset Management Inc.), the investment manager and administrator of the Portfolio, or by Alliance Capital Management L.P. ("Alliance Capital") the Portfolio's sub-advisor. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

      REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by Brinson Advisors.

      INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

      DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

      The ability of the issuers of debt securities including mortgage- and asset-backed securities held by the Portfolio to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

INVESTMENT MANAGER AND ADMINISTRATOR

      The Board has approved an investment management and administration contract between the Fund and Brinson Advisors ("Management Contract") under which Brinson Advisors serves as investment manager and administrator of the Portfolio. In accordance with the Management Contract, the Portfolio pays Brinson Advisors an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.50% of the Portfolio's average daily net assets. At June 30, 2001, the Portfolio owed Brinson Advisors $882 in investment management and administration fees.

      Brinson Advisors has entered into a sub-advisory contract with Alliance Capital dated March 1, 2001 ("Alliance Capital Contract"), pursuant to which Alliance Capital serves as investment sub-advisor for the Portfolio. Under the Alliance Capital Contract, Brinson Advisors (not the Portfolio) is obligated to pay Alliance Capital a fee, accrued daily and paid monthly, at the annual rate of 0.25% of the Portfolio's average daily net assets.

SECURITIES LENDING

      The Portfolio may lend securities up to 30% of its total assets to qualified broker-dealers and institutional investors. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. UBS Painewebber Inc. ("UBS Painewebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, serves as the Portfolio's lending agent and has been approved as a borrower under the Portfolio's securities lending program. For the six months ended June 30, 2001 there was no security lending activity by the Portfolio.

----------
*  UBS Painewebber is a service mark of UBS AG.

BANK LINE OF CREDIT

      The Portfolio may participate with other funds managed by Brinson Advisors in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2001, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

      For federal income tax purposes, the cost of securities owned at June 30, 2001 was substantially the same as the cost of securities for financial statement purposes.

      At June 30, 2001, the components of net unrealized appreciation of investments were as follows:

         Gross appreciation (investments having an excess of value over cost)          $ 19,576
         Gross depreciation (investments having an excess of cost over value)           (13,416)
                                                                                       --------
         Net unrealized appreciation of investments                                    $  6,160
                                                                                       ========

      For the six months ended June 30, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $3,393,911 and $3,679,465, respectively.

FEDERAL TAX STATUS

      The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a Federal excise tax.

      At December 31, 2000, the Portfolio had a net capital loss carry forward of $349,226 available as a reduction, to the extent provided in the regulations of future net realized capital gains, and will expire as follows: $156,608 by December 31, 2007 and $192,618 by December 31, 2008. To the extent that such losses are used to offset future net realized capital gains as provided in the regulations, it is probable that the gains will not be distributed.

SHARES OF BENEFICIAL INTEREST

      There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                                                  FOR THE SIX            FOR THE
                                                                                  MONTHS ENDED          YEAR ENDED
                                                                                 JUNE 30, 2001      DECEMBER 31, 2000
                                                                                 -------------      -----------------
Shares sold                                                                          19,774               31,615
Shares repurchased                                                                  (61,906)            (309,497)
Dividends reinvested                                                                 16,999               34,396
                                                                                    -------             --------
Net decrease                                                                        (25,133)            (243,486)
                                                                                    =======             ========

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                FOR THE SIX
                                                MONTHS ENDED                  FOR THE YEARS ENDED DECEMBER 31,
                                               JUNE 30, 2001    --------------------------------------------------------------
                                                (UNAUDITED)      2000(2)       1999          1998          1997          1996
                                               -------------    ------        ------        ------        ------        ------
Net asset value, beginning of period             $ 8.93         $ 8.82        $ 9.17        $ 9.29        $ 9.10        $ 9.49
                                                 ------         ------        ------        ------        ------        ------
Net investment income                              0.17           0.57          0.54          0.56          0.55          0.50
Net realized and unrealized gains
   (losses) from investments                      (0.02)          0.13         (0.89)         0.07          0.19         (0.37)
                                                 ------         ------        ------        ------        ------        ------
Net increase (decrease) from investment
   operations                                      0.15           0.70         (0.35)         0.63          0.74          0.13
                                                 ------         ------        ------        ------        ------        ------
Dividends from net investment income              (0.58)         (0.59)           --         (0.56)        (0.55)        (0.52)
Distributions from net realized gains
   from investment activities                        --             --            --         (0.19)           --            --
                                                 ------         ------        ------        ------        ------        ------
Total dividends and distributions to
   shareholders                                   (0.58)         (0.59)         0.00         (0.75)        (0.55)        (0.52)
                                                 ------         ------        ------        ------        ------        ------
Net asset value, end of period                   $ 8.50         $ 8.93        $ 8.82        $ 9.17        $ 9.29        $ 9.10
                                                 ======         ======        ======        ======        ======        ======
Total investment return (1)                        1.66%          8.48%        (3.82)%        6.83%         8.13%         1.41%
                                                 ======         ======        ======        ======        ======        ======
Ratios/Supplemental data:
Net assets, end of period (000's)                $2,117         $2,449        $4,568        $6,770        $7,345        $7,902
Expenses to average net assets                     3.64%*         2.73%         1.91%         1.27%         1.43%         1.62%
Net investment income to average net assets        2.62%*         4.32%         4.65%         5.39%         5.54%         5.04%
Portfolio turnover                                  153%           159%          166%          101%           95%          282%

----------

*     Annualized

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

(2) Alliance Capital Management L.P. has served as the Portfolio's sub-advisor since October 10, 2000. Prior to that date, Brinson Advisors, Inc. managed the Portfolio's investments.

SHAREHOLDER INFORMATION (UNAUDITED)

      At a Special Meeting of Shareholders held on March 1, 2001, the shareholders of the Fund approved the following proposals, as indicated below:

                                                                                        SHARES            SHARES VOTED     SHARES
PROPOSAL 1                                                                             VOTED FOR            AGAINST        ABSTAIN
                                                                                       ---------          ------------     -------
TO APPROVE OR DISAPPROVE A NEW INVESTMENT MANAGEMENT AND ADMINISTRATION CONTRACT
BETWEEN BRINSON SERIES TRUST ("TRUST") AND BRINSON ADVISORS, INC.
("BRINSON ADVISORS") (FORMERLY MITCHELL HUTCHINS ASSET MANAGEMENT INC.)
WITH RESPECT TO HIGH GRADE FIXED INCOME PORTFOLIO ("FUND").                            269,712                 0             0

                                                                                        SHARES            SHARES VOTED     SHARES
PROPOSAL 2                                                                             VOTED FOR            AGAINST        ABSTAIN
                                                                                       ---------          ------------     -------
TO APPROVE OR DISAPPROVE A NEW SUB-ADVISORY CONTRACT BETWEEN BRINSON
ADVISORS AND ALLIANCE CAPITAL MANAGEMENT L.P. WITH RESPECT TO THE FUND.                269,712                 0             0

                                                                                        SHARES            SHARES VOTED     SHARES
PROPOSAL 3                                                                             VOTED FOR            AGAINST        ABSTAIN
                                                                                       ---------          ------------     -------
TO APPROVE OR DISAPPROVE A POLICY TO PERMIT BRINSON ADVISORS AND THE
TRUST'S BOARD OF TRUSTEES TO APPOINT AND REPLACE SUB-ADVISORS FOR THE
FUND AND TO ENTER INTO AND AMEND THEIR SUB-ADVISORY CONTRACTS WITHOUT
FURTHER SHAREHOLDER APPROVAL.                                                          269,712                 0             0

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE PORTFOLIO WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

                         BRINSON ADVISORS

                         (C)2001 Brinson Advisors, Inc.
                         All Rights Reserved